Exhibit 10.1

Execution Version

ELEVENTH AMENDMENT TO Credit agreement AND guaranty

This Eleventh Amendment to Credit Agreement and Guaranty (this “Amendment”) is made as of July 31, 2026, by and among BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders previously entered into that certain Credit Agreement and Guaranty, dated as of April 19, 2022 (as amended as of November 13, 2023, December 5, 2023, February 12, 2024, March 20, 2024, November 21, 2024, December 6, 2024, March 4, 2025, March 12, 2025, April 22, 2025, March 27, 2026 and July 3, 2026, the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Administrative Agent and the Lenders party hereto hereby covenant and agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

2.	Amendments to the Existing Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof:

(a)	A new definition of “Eleventh Amendment” is added to the Credit Agreement in appropriate alphabetical order as follows:

“Eleventh Amendment” means the Eleventh Amendment to this Agreement, dated as of July 31, 2026.

(b)	A new definition of “Eleventh Amendment Effective Date” is added to the Credit Agreement in appropriate alphabetical order as follows:

“Eleventh Amendment Effective Date” means the date all of the conditions precedent set forth in Section 5 of the Eleventh Amendment have been satisfied.

(c)	The definition of “Minimum Liquidity Amount” in the Credit Agreement is hereby amended and restated in its entirety as set forth below:

Minimum Liquidity Amount” means (i) prior to consummation of the Fifth Amendment Equity Raise One, $25,000,000, (ii) upon consummation of the Fifth Amendment Equity Raise One to but excluding March 31, 2025, $7,500,000, (iii) from March 31, 2025 to but excluding January 1, 2026, $10,000,000, (iv) from and after January 1, 2026 to but excluding March 31, 2026, $15,000,000, (v) from and after March 31, 2026 to but excluding the Tenth Amendment Effective Date, $12,500,000, (vi) from and after the Tenth Amendment Effective Date to but excluding the Eleventh Amendment Effective Date, $7,500,000 and (vii) from and after the Eleventh Amendment Effective Date, $6,250,000.

(d)	The Payment Date originally scheduled to occur on June 30, 2026, which was previously deferred to July 31, 2026 pursuant to the Tenth Amendment, shall be further deferred to August 31, 2026. On August 31, 2026, Borrower shall make a payment of $9,016,914.47 (constituting the principal and interest that were due and payable on June 30, 2026) plus all accrued interest and fees on such amount through and including August 31, 2026. For the avoidance of doubt, this Section 2(d) supersedes Section 2(d) of the Tenth Amendment, and Section 2(d) of the Tenth Amendment has no further effect.

3.	Reaffirmation of Loan Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby confirms that the Security Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Obligations.

4.	Other Agreements.

(a)	Transaction Milestone. On or prior to August 10, 2026, the Obligors shall have entered into definitive agreements with respect to one or more transactions, in form and substance acceptable to the Majority Lenders in their sole discretion, that (A) would result in the indefeasible payment in full in cash of all Obligations under the Loan Documents or (B) is an alternative capital solutions transaction on terms and conditions acceptable to the Majority Lenders in all respects, in their sole and absolute discretion, including, in each case, with respect to the certainty and timing of closing and the likelihood of obtaining any required shareholder, regulatory, court or other approvals, as applicable (any such transaction, an “Acceptable Transaction”).

(b)	Compensation Arrangements. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, unless the Majority Lenders agree in advance in writing, through and including August 31, 2026, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly (i) enter into, terminate, or otherwise modify any Compensation Arrangement or (ii)(a) make any payment to any officer or employee of the Borrower or any of its Subsidiaries outside of the ordinary course of business, (b) agree to, or incur, any material increase in the compensation payable or to become payable to any officer or employee of the Borrower or any of its Subsidiaries or (c) otherwise materially increase the benefits of any such officer or employee. “Compensation Arrangement” means all employment and severance agreements and policies, and all employment, wages, compensation, and benefit plans and policies, workers’ compensation programs, savings plans, retirement plans, deferred compensation plans, supplemental executive retirement plans, healthcare plans, disability plans, severance benefit plans, incentive and retention plans, programs, and payments, life and accidental death and dismemberment insurance plans and programs of the Borrower and its Subsidiaries, and all amendments and modifications thereto, applicable to the employees, former employees, retirees, and non-employee directors and managers of the Borrower or any of its Subsidiaries, as applicable.

(c)	Continued Cooperation. Through and including August 10, 2026, the Obligors shall consider in good faith any reasonable comments by the Lenders or any counterparty to a potential transaction contemplated by Section 4(a), in each case with respect to any regulatory process involving material assets of the Obligors.

5.	Conditions Precedent to Effectiveness. This Amendment shall be subject to the following conditions precedent:

(a)	This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower and the Lenders, which constitute all of the Lenders under the Existing Credit Agreement;

(b)	Each of the representations and warranties in Section 6 of this Amendment, Section 7 of the Credit Agreement and in the other Loan Documents shall be true, accurate and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date; and

(c)	At the time of and after giving effect to this Amendment, no fact or condition exists that constitutes, or with the passage of time, the giving of notice, or both, would constitute, a Default or Event of Default.

6.	Representations and Warranties. The Borrower hereby represents and warrants:

(a)	None of the execution, delivery and performance by the Borrower of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”) or performance under the Amendment Documents (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Borrower or any of its Subsidiaries.

(b)	This Amendment and the other Amendment Documents have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests, and duly executed and delivered by the Borrower and constitutes, and each of the Amendment Documents when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.	Release.

(a)	In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the other Obligors (the “Releasing Parties”), each on behalf of itself and its Subsidiaries and its and their respective successors, assigns and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lenders and not in any other capacity such party may have relative to the Releasing Party (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower, the Obligors or any of their respective successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). The Releasing Parties expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7. Furthermore, the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 7. The foregoing release, covenant and waivers of this Section 7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.

(b)	Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)	Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.	Fees and Expenses.

(a)	The Borrower agrees to pay within two (2) Business Days of written demand (a) all reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders accrued prior to the date hereof and (b) all reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution, delivery, and enforcement of (i) this Amendment, (ii) any Amendment Documents, other Loan Documents or other post-closing amendments, agreements, arrangements or documentation, (iii) any other instruments and documents to be delivered hereunder or thereunder, in each case of clauses (a) and (b), including the fees and expenses of Sullivan & Cromwell LLP (“S&C”), as outside counsel to Administrative Agent and the Oaktree Lenders, and DLA Piper LLP (“DLA”), as outside counsel to Q Boost Holding LLC, with respect thereto.

(b)	Within two (2) Business Days of the Eleventh Amendment Effective Date, the Borrower shall have paid in full all of the reasonable out-of-pocket costs, fees and expenses of the Administrative Agent and the Lenders, including, the fees and expenses of S&C, as outside counsel to Administrative Agent and the Oaktree Lenders and the fees and expenses of DLA, as outside counsel to Q Boost Holding LLC to the extent invoiced on or prior to the date hereof.

9.	Miscellaneous.

(a)	Except as otherwise expressly provided herein, (i) all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any of the Loan Documents. None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment. The entering into of this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents. This Amendment shall constitute a Loan Document.

(b)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof.

(c)	This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)	This Amendment and its contents shall be subject to the governing law, indemnification, venue, service of process, waivers of jury trial and severability provisions of the Existing Credit Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

BIOXCEL THERAPEUTICS, INC.

By:	/s/ Vimal Mehta
Name:	Vimal Mehta
Title:	Chief Executive Officer

Address for Notices:

555 Long Wharf Drive, 12th Floor

New Haven, CT

06511

With a copy to (which shall not constitute notice):

Cooley LLP

3 Embarcadero Center 20th Floor

San Francisco, CA 94111-4004

Attn: Mischi a Marca

Email: gmamarca@cooley.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member
By:		/s/Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP 125

Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P. 333

S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071 Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director
By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE DIVERSIFIED INCOME FUND INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser
By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Managing Director

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.
By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:		/s/ Mary Gallegly
	Name:	Mary Gallegly
	Title:	Authorized Signatory

By:		/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

Oaktree LSL Fund Holdings EURRC S.à r.l. 26A, boulevard Royal L-2449 Luxembourg, Grand Duchy of Luxembourg R.C.S Luxembourg Number: B269245
By:		/s/ Martin Eckel
	Name:	Martin Eckel
	Title:	Manager

By:		/s/ Flora Verrecchia
	Name:	Flora Verrecchia
	Title:	Manager

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Managing Director

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Senior Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: ******************

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: ******************

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]

Q BOOST HOLDING LLC
By:	/s/ Ahmed Nasser Al-Abdulghani
Name:	Ahmed Nasser Al-Abdulghani
Title:	Director

Address for Notices:

c/o Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61) Doha, Qatar

A copy (which shall not constitute notice) shall also be sent to:

General Counsel

Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61)

Doha, Qatar

Email: notices.legal@qia.qa

A copy (which shall not constitute notice) shall also be sent to:

Michael Dorf

DLA Piper LLP (US)

michael.dorf@us.dlapiper.com

+1 415 836 2580)

555 Mission Street

Suite 2400

San Francisco, CA 94105-2933

3203 Hanover Street, Suite 100

Palo Alto, CA 94304

[Signature Page to Eleventh Amendment to Credit Agreement and Guaranty]